Exhibit 10.1

                               Services Agreement

This AGREEMENT made on June 5, 2002 between

         Dundas Systems, Inc. ("Client")

And

         HBOA Holdings, Inc. ("Contractor")

         SERVICES TO BE PERFORMED. Contractor agrees to perform the following services for Client:

                  Technical Consulting and Network Support, Marketing Services, and Operations Consulting.

         PAYMENT. In consideration of Contractor's performance of these services, Client agrees to pay Contractor as follows:

                  $5,000 per week.

         INVOICES.  Contractor will submit invoices on a bi-weekly basis.

         INDEPENDENT CONTRACTOR. The parties intend Contractor to be an independent contractor in the performance of these services. Contractor shall have the right to control and determine the method and means of performing the above services; Client shall not have the right to control or determine such method or means.

         OTHER CLIENTS. Contractor retains the right to perform services for other clients.

         ASSISTANTS. Contractor, at Contractor's expense, may employ such assistants as Contractor deems appropriate to carry out this agreement. Contractor will be responsible for paying such assistants, as well as any expense attributable to such assistants, including income taxes, unemployment insurance and social security taxes, and will maintain workers' compensation insurance for such employees.

         EQUIPMENT AND SUPPLIES. Contractor, at Contractor's own expense, will provide all equipment, tools and supplies necessary to perform the above services, and will be responsible for all other expenses required for the performance of those services.

         CANCELLATION. Either party may cancel this agreement at anytime with 2 week written notice of intended cancellation.

Contractor's Signature: /s/ William C. Shope
                        --------------------
Date: June 5, 2002

Clients Signature: /s/ Gary Verdier
                   ----------------
Date: June 5, 2002